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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                  MAY 7, 1999




                           LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-20833               72-1205791
(State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                 Number)           Identification No.)




             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808 (Address of principal executive offices and zip code)


                                 (225) 926-1000
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER

         In order to furnish an exhibit for incorporation by reference into the Registration Statements on Form S-3 of Lamar Advertising Company previously filed with Securities and Exchange Commission (File Nos. 333-50559 and 333-71929), which Registration Statements were declared effective by the Commission on April 28, 1998 and February 14, 1999, respectively, Lamar Advertising Company is filing as Exhibit 1.1 to such Registration Statements a form of Underwriting Agreement for use in connection with underwritten sales of securities pursuant to such Registration Statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1.1 Form of Underwriting Agreement for use in connection with underwritten sales of securities pursuant to this Registration Statement. Filed herewith.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 7, 1999                LAMAR ADVERTISING COMPANY


                                  By: /s/ KEVIN P. REILLY, JR.
                                     --------------------------------------
                                      Kevin P. Reilly, Jr.
                                      President and Chief Executive Officer

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                                 EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

  1.1 Form of Underwriting Agreement for use in connection with underwritten sales of securities pursuant to this Registration Statement. Filed herewith.




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